UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2022

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

Pursuant to the previously announced offering of $200,000,000 aggregate principal amount of 3.875% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”) issued by Sandy Spring Bancorp, Inc. (the “Company”), the Company and Wilmington Trust, National Association, as trustee, entered into a Subordinated Indenture dated as of March 18, 2022 (the “Base Indenture”) and a First Supplemental Indenture dated as of March 18, 2022 to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), providing for the issuance of the Notes.

The Notes initially will bear interest at a rate of 3.875% per annum, payable semi-annually in arrears on March 30 and September 30 of each year, commencing on September 30, 2022. The last interest payment date for the fixed rate period will be March 30, 2027. From and including March 30, 2027 to, but excluding, March 30, 2032 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to the Benchmark rate (which is expected to be Three-Month Term SOFR), each as defined in and subject to the provisions of the Indenture, plus 196.5 basis points, payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing on June 30, 2027. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate will be deemed to be zero.

The Company may redeem the Notes at such times and at the redemption prices provided for in the Indenture.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-253367) filed by the Company. A copy of the opinion of Kilpatrick Townsend & Stockton LLP relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant..

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

4.1	Subordinated Indenture, dated as of March 18, 2022, between Sandy Spring Bancorp, Inc. and Wilmington Trust, National Association, as Trustee

4.2	First Supplemental Indenture, dated as of March 18, 2022, between Sandy Spring Bancorp, Inc. and Wilmington Trust, National Association, as Trustee

4.3	Form of 3.875% Fixed-to-Floating Rate Subordinated Note Due 2032 (included as Exhibit A in Exhibit 4.2 hereto)

5.1	Opinion of Kilpatrick Townsend & Stockton LLP

23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: March 18, 2022	By:	/s/ Aaron M. Kaslow
Aaron M. Kaslow
Executive Vice President, General Counsel and Secretary

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